UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2019
Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 13, 2019, US Foods, Inc. (the “Company”) entered into a new incremental senior secured term “B” loan facility in an aggregate principal amount of $1.5 billion (the “Incremental Term Loan Facility”) pursuant to a Sixth Amendment (the “Term Loan Amendment”) to the Amended and Restated Term Loan Credit Agreement, dated as of June 27, 2016 (as amended, the “Credit Agreement”), by and among the Company, the other loan parties party thereto, Citicorp North America, Inc., as administrative agent and collateral agent, and the lenders from time to time party thereto.  Borrowings under the Incremental Term Loan Facility were used to pay a portion of the purchase price for the Acquisition (as defined below) and related fees and expenses.

Borrowings under the Incremental Term Loan Facility bear interest at a rate per annum equal to, at the Company’s option, either the sum of a London Interbank Offered Rate (“LIBOR”), plus a margin of 2.00%, or the sum of a base rate (determined in accordance with the Term Loan Amendment), plus a margin of 1.00%.  The Incremental Term Loan Facility amortizes in equal quarterly installments at a rate per annum (expressed as a percentage of the original principal amount) of 1.00%, subject to customary adjustments in the event of any prepayment, with the balance due upon maturity.

The Incremental Term Loan Facility is scheduled to mature on September 13, 2026.  Borrowings under the Incremental Term Loan Facility may be voluntarily prepaid without penalty or premium, other than customary breakage costs related to prepayments of LIBOR-based borrowings and a 1.00% premium in the case of any “repricing transaction” within six months of the closing date.

The Company’s obligations under the Incremental Term Loan Facility are guaranteed by certain of the Company’s subsidiaries, and those obligations and the guarantees are secured by all the capital stock of the Company and its subsidiaries and substantially all the non-real estate assets of the Company and certain of its subsidiaries not pledged under the Company’s accounts receivable financing facility.

The Incremental Term Loan Facility is subject to customary affirmative and negative covenants as set forth in the Credit Agreement. The lenders may accelerate the maturity of the borrowings under the Incremental Term Loan Facility following a customary event of default as set forth in the Credit Agreement.

The foregoing description of the Term Loan Amendment is not complete and is qualified in its entirety by the full text of the Term Loan Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 13, 2019, the Company completed the previously announced acquisition (the “Acquisition”) of Amerifresh, Inc. (“Amerifresh”), Ameristar Meats, Inc. (“Ameristar”), Food Services of America, Inc. (“FSA”), Gampac Express, Inc. (“Gampac”) and Systems Services of America, Inc. (together with Amerifresh, Ameristar, FSA and Gampac, the “Food Group Companies”) from Services Group of America, Inc. (the “Seller”), pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of July 28, 2018 (as amended, the “Purchase Agreement”), by and among the Company, the Seller, each of the Food Group Companies and, solely for purposes of Article 12 thereof, US Foods Holding Corp.

The purchase price for the Acquisition was $1.8 billion, subject to customary adjustments as set forth in the Purchase Agreement.

On September 4, 2019, the Company and the Seller entered into an amendment to the Purchase Agreement (the “Amendment”), which provides for payment of 2019 bonuses for certain employees.

The foregoing description of the Purchase Agreement, the Amendment and the Acquisition is not complete and is qualified in its entirety by the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to US Foods Holding Corp.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2018 and incorporated herein by reference, and the Amendment, which is attached as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01.  Other Events.

On September 13, 2019, a press release announcing the completion of the Acquisition was issued.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of July 28, 2018, by and among US Foods, Inc., Services Group of America, Inc., Amerifresh, Inc., Ameristar Meats, Inc., Food Services of America, Inc., Gampac Express, Inc., Systems Services of America, Inc. and, solely for purposes of Article 12 thereof, US Foods Holding Corp. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on July 30, 2018).*

2.2	Amendment to the Stock Purchase Agreement, dated as of September 4, 2019, by and between US Foods, Inc. and Services Group of America, Inc.*

10.1	Sixth Amendment to the Credit Agreement, dated as of September 13, 2019, by and among US Foods, Inc., the other Loan Parties party thereto, Citicorp North America, Inc. and the lenders party thereto.

99.1	Press Release, dated September 13, 2019.

* Portions, schedules and exhibits have been omitted pursuant to Item 601 of Regulation S-K. US Foods Holding Corp. undertakes to furnish copies of any omitted portions, schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: September 13, 2019	By:	/s/ Kristin M. Coleman
		Name:	Kristin M. Coleman
		Title:	Executive Vice President, General Counsel and Chief Compliance Officer